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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: DECEMBER 1, 1999

                              ---------------------


                                  POLYCOM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       STATE OF DELAWARE                  000-27978             94-3128324
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
         INCORPORATION)                                     IDENTIFICATION NO.)

                              ---------------------

                    2584 JUNCTION AVENUE, SAN JOSE, CA 95134
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

                                  (408)474-2000
                     (TELEPHONE NUMBER, INCLUDING AREA CODE)

                              ---------------------

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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

              Effective December 1, 1999, Polycom, Inc., a Delaware corporation (the "Registrant"), acquired Atlas Communication Engines, Inc., a California corporation ("Atlas") pursuant to an Agreement and Plan of Reorganization (the "Agreement") by and among Atlas, the Registrant and Periscope Acquisition Corporation ("Merger Sub"), a California corporation and a wholly-owned subsidiary of the Registrant. Pursuant to the Agreement, Merger Sub was merged with and into Atlas (the "Merger") and the Atlas stockholders received a total of approximately 1,324,881 shares of the Registrant's common stock in exchange for their Atlas capital stock. The description contained in this Item 2 of the Merger and the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 2.

              Of the approximately 1,324,881 shares of the Registrant's common stock issued in the Merger, approximately 90,084 shares were placed into escrow, to be held as security for losses incurred by the Registrant in the event of certain breaches of the representations and warranties covered in the Agreement or certain other events. Pursuant to the Agreement, the Registrant also assumed all of the options outstanding under Atlas' stock option plan, which will be exercisable for a total of approximately 476,817 shares of the Registrant's Common Stock.

              The consideration paid by the Registrant was determined pursuant to arms' length negotiations and took into account various factors concerning the valuation of the business of Atlas, including valuations of comparable companies and the business and operating results of Atlas. Registrant will account for the business combination with Atlas using a pooling of interests.

              The shares of Registrant's common stock issued pursuant to the Merger were not registered under the Securities Act of 1933, as amended (the "Securities Act") in reliance upon the exemptions provided by Section 4(2) under the Securities Act.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

             (a)   Financial statements of the business acquired.

                   (1) The financial statements by this item will be filed by amendment not later than 60 days after the date of this initial report on Form 8-K.

             (b)   Pro forma financial information.

                   (1) The pro forma financial statements required by this item will be filed by amendment not later than 60 days after the date of this initial report on Form 8-K.

              (c)  Exhibits.

                   2.1 Agreement and Plan of Reorganization dated November 18, 1999.


                                      -2-

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                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         POLYCOM, INC.


December  15, 1999                           /s/  Michael Kourey
                                        --------------------------------------
                                         Michael Kourey, Senior Vice President,
                                         Finance and Administration,  Chief
                                         Financial Officer and Secretary











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                                INDEX TO EXHIBITS

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                                                                                  SEQUENTIALLY
 EXHIBIT                       DESCRIPTION OF DOCUMENTS                             NUMBERED
 NUMBER                                                                               PAGE
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
  2.1        Agreement and Plan of Reorganization dated November 18, 1999.

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